UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2020
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
Class A Distributions Authorized
On August 24, 2020, the board of directors (the "Board") of Carter Validus Mission Critical REIT II, Inc. (the "Company") approved and authorized a daily distribution to the Company’s Class A stockholders of record as of the close of business on each day of the period commencing on September 1, 2020 and ending on September 30, 2020. The distributions for September 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001366120 per share of Class A common stock, which is equal to an annualized distribution of $0.50 per share of Class A common stock. The distributions declared for each record date in September 2020 will be paid in October 2020. The distributions will be payable to stockholders from legally available funds therefor.
Class I Distributions Authorized
On August 24, 2020, the Board approved and authorized a daily distribution to the Company’s Class I stockholders of record as of the close of business on each day of the period commencing on September 1, 2020 and ending on September 30, 2020. The distributions for September 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001366120 per share of Class I common stock, which is equal to an annualized distribution of $0.50 per share of Class I common stock. The distributions declared for each record date in September 2020 will be paid in October 2020. The distributions will be payable to stockholders from legally available funds therefor.
Class T Distributions Authorized
On August 24, 2020, the Board approved and authorized a daily distribution to the Company’s Class T stockholders of record as of the close of business on each day of the period commencing on September 1, 2020 and ending on September 30, 2020. The distributions for September 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001129781 per share of Class T common stock, which is equal to an annualized distribution of $0.41 per share of Class T common stock. The distributions declared for each record date in September 2020 will be paid in October 2020. The distributions will be payable to stockholders from legally available funds therefor.
Class T2 Distributions Authorized
On August 24, 2020, the Board approved and authorized a daily distribution to the Company’s Class T2 stockholders of record as of the close of business on each day of the period commencing on September 1, 2020 and ending on September 30, 2020. The distributions for September 2020 will be calculated based on 366 days in the calendar year and will be equal to $0.001129781 per share of Class T2 common stock, which is equal to an annualized distribution of $0.41 per share of Class T2 common stock. The distributions declared for each record date in September 2020 will be paid in October 2020. The distributions will be payable to stockholders from legally available funds therefor.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

August 25, 2020	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer